COMMUNITY STATISTICS Dollars in thousands except Average Rental Rate

	As of June 30, 2007
			Percent to		Average
		Gross	Total of	Physical	Rental
	Units	Real Assets	Gross Assets	Occupancy	Rate

Dallas, TX	3,662	$199,377	8.8%	94.1%	$716.00
Atlanta, GA	2,693	$170,887	7.6%	95.4%	$759.89
Houston, TX	2,361	$142,300	6.3%	96.0%	$790.08
Nashville, TN	1,855	$121,978	5.4%	97.2%	$760.81
Greenville, SC	1,140	$48,714	2.2%	96.1%	$575.59
Tampa, FL	1,120	$67,379	3.0%	93.4%	$874.26
All Other	4,468	$322,030	14.3%	90.0%	$832.59
High Growth Markets	17,299	$1,072,665	47.6%	93.9%	$768.85

Memphis, TN	4,021	$197,819	8.8%	96.8%	$684.81
Jacksonville, FL	3,347	$181,096	8.0%	94.3%	$821.22
Austin, TX	1,776	$102,940	4.6%	95.6%	$735.73
Jackson MS	1,577	$70,047	3.1%	97.2%	$668.45
Chattanooga, TN	943	$37,607	1.7%	98.2%	$610.79
Augusta, GA/Aiken, SC	912	$39,404	1.7%	93.8%	$665.87
All Other	3,582	$182,348	8.1%	94.7%	$689.35
Growth plus Income Markets	16,158	$811,261	36.0%	95.6%	$712.68

Columbus, GA	1,509	$74,583	3.3%	92.8%	$702.07
Lexington, KY	924	$59,560	2.6%	97.7%	$712.73
All Other	4,146	$236,134	10.5%	96.1%	$734.93
Stable Income Markets	6,579	$370,277	16.4%	95.6%	$724.27

Total Portfolio	40,036	$2,254,203	100.0%	94.9%	$738.86

NUMBER OF APARTMENT UNITS

	2007		2006
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30

100% Owned Properties	40,036	39,971	39,771	39,465	38,657
Properties in Joint Ventures	-	-	522	522	522
Total Portfolio	40,036	39,971	40,293	39,987	39,179

SAME STORE (EXCLUDES SEVEN FULL RENOVATION COMMUNITIES) Dollars in thousands except Average Rental Rate
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS
As of June 30, 2007 unless otherwise noted

		Three Months Ended				Quarterly	Average	Twelve
		June 30, 2007			Physical	Economic	Rental	Month
	Units	Revenue	Expense	NOI	Occupancy	Occupancy (1)	Rate	Turn Rate
High Growth Markets
Dallas, TX	3,272	$6,780	$3,047	$3,733	93.7%	87.6%	$710.80	56.7%
Atlanta, GA	2,693	$6,284	$2,484	$3,800	95.4%	91.3%	$759.89	58.1%
Houston, TX	1,584	$3,642	$1,700	$1,942	95.7%	87.7%	$787.35	67.2%
Nashville, TN	1,569	$3,716	$1,426	$2,290	96.9%	91.7%	$761.30	60.2%
Greenville, SC	1,140	$2,048	$887	$1,161	96.1%	93.9%	$575.59	61.2%
Tampa, FL	890	$2,395	$1,042	$1,353	93.0%	90.3%	$879.19	55.8%
All Other	3,204	$7,675	$2,971	$4,704	93.8%	89.2%	$806.40	55.2%
Subtotal	14,352	$32,540	$13,557	$18,983	94.7%	89.8%	$755.02	58.5%

Growth plus Income Markets
Memphis, TN	3,650	$7,474	$3,264	$4,210	96.6%	90.6%	$685.56	61.0%
Jacksonville, FL	3,011	$7,589	$2,761	$4,828	94.3%	92.1%	$822.12	65.3%
Austin, TX	1,776	$3,962	$1,932	$2,030	95.6%	90.1%	$735.73	58.8%
Chattanooga, TN	943	$1,794	$739	$1,055	98.2%	94.3%	$610.79	54.5%
Augusta, GA/Aiken, SC	912	$1,850	$753	$1,097	93.8%	92.1%	$665.87	79.1%
Little Rock, AR	808	$1,635	$637	$998	98.1%	94.1%	$646.74	59.3%
All Other	3,230	$6,541	$2,814	$3,727	93.8%	90.3%	$674.85	62.5%
Subtotal	14,330	$30,845	$12,900	$17,945	95.4%	91.3%	$709.70	62.6%

Stable Income Markets
Jackson, MS	1,577	$3,274	$1,224	$2,050	97.2%	94.3%	$668.45	61.3%
Columbus, GA	1,509	$3,124	$1,396	$1,728	92.8%	85.6%	$702.07	89.9%
All Other	4,100	$9,289	$3,518	$5,771	96.4%	93.4%	$734.95	62.7%
Subtotal	7,186	$15,687	$6,138	$9,549	95.9%	91.9%	$713.45	68.1%

Operating Same Store	35,868	$79,072	$32,595	$46,477	95.2%	90.8%	$728.59	62.0%

Revenue Straight-line Adjustment (2)		$(525)		$(525)
Total Same Store		$78,547		$45,952

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED MARCH 31, 2007 (PRIOR QUARTER ) AND JUNE 30, 2006 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Rental Rate
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
High Growth Markets
Dallas, TX	2.8%	5.7%	0.1%	4.0%	5.1%	7.1%	-1.1%	-0.3%	0.3%	2.4%
Atlanta, GA	0.7%	4.5%	4.4%	6.3%	-1.6%	3.4%	0.1%	0.9%	0.7%	2.8%
Houston, TX	1.8%	8.0%	6.0%	6.9%	-1.5%	8.9%	-0.1%	-0.6%	0.4%	1.8%
Nashville, TN	3.1%	7.8%	3.4%	0.1%	2.9%	13.2%	2.9%	0.7%	0.6%	3.2%
Greenville, SC	0.3%	4.8%	7.4%	10.0%	-4.5%	1.0%	0.0%	-1.4%	1.1%	3.6%
Tampa, FL	1.9%	0.1%	7.2%	12.2%	-1.8%	-7.6%	-2.1%	-4.4%	0.2%	2.9%
All Other	1.4%	3.3%	0.6%	7.0%	1.9%	1.2%	-0.5%	-1.7%	0.6%	4.5%
Subtotal	1.8%	4.9%	3.1%	6.0%	0.9%	4.1%	-0.2%	-0.7%	0.6%	3.1%

Growth plus Income Markets
Memphis, TN	2.9%	8.3%	-2.2%	4.7%	7.3%	11.3%	1.8%	3.1%	0.0%	1.6%
Jacksonville, FL	1.8%	2.6%	3.5%	8.4%	0.8%	-0.5%	-0.1%	-2.6%	0.2%	3.4%
Austin, TX	0.6%	8.0%	6.2%	8.2%	-4.1%	7.7%	0.4%	2.4%	1.1%	2.8%
Chattanooga, TN	1.5%	5.3%	1.8%	2.2%	1.3%	7.5%	2.4%	0.6%	1.0%	4.0%
Augusta, GA/Aiken, SC	3.5%	6.6%	0.4%	7.7%	5.8%	5.9%	-0.6%	-1.7%	1.4%	2.7%
Little Rock, AR	3.1%	5.1%	3.2%	6.3%	3.0%	4.3%	2.6%	1.4%	-1.5%	-1.1%
All Other	0.8%	4.4%	2.8%	7.4%	-0.7%	2.2%	-0.7%	-0.7%	0.5%	2.9%
Subtotal	1.8%	5.5%	1.9%	6.7%	1.8%	4.7%	0.6%	0.4%	0.4%	2.5%

Stable Income Markets
Jackson, MS	2.2%	3.9%	2.4%	5.0%	2.1%	3.2%	0.6%	2.5%	0.9%	3.1%
Columbus, GA	-5.3%	-3.1%	3.3%	14.7%	-11.3%	-13.9%	1.0%	0.2%	-0.5%	2.1%
All Other	3.2%	6.8%	3.4%	7.1%	3.1%	6.6%	1.0%	1.5%	0.3%	2.5%
Subtotal	1.2%	4.0%	3.2%	8.3%	0.0%	1.5%	1.0%	1.5%	0.3%	2.5%

Operating Same Store	1.7%	5.0%	2.6%	6.7%	1.0%	3.8%	0.3%	0.2%	0.4%	2.8%

Including revenue straight-line adjustment:
Total Same Store	1.2%	5.1%			0.3%	3.9%

SAME STORE (EXCLUDES SEVEN FULL RENOVATION COMMUNITIES)

Dollars in thousands	Three Months Ended June 30,		Percent
	2007	2006	Change
Revenues
Operating	$79,072	$75,330	5.0%
Straight-line adjustment (1)	(525)	(566)
Total Same Store	$78,547	$74,764	5.1%

Expense	$32,595	$30,551	6.7%

NOI
Operating	$46,477	$44,779	3.8%
Straight-line adjustment (1)	(525)	(566)
Total Same Store	$45,952	$44,213	3.9%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE PLUS SEVEN EXCLUDED RENOVATION COMMUNITIES (Dollars in thousands)
Includes the seven full renovation communities (2,015 units).

	Three Months Ended June 30,		Percent
	2007	2006	Change
Revenues
Operating	$ 84,046	$ 80,045	5.0%
Straight-line adjustment (2)	(564)	(571)
Total Same Store	$ 83,482	$ 79,474	5.0%

Expense	$ 34,481	$ 32,288	6.8%

NOI
Operating	$ 49,565	$ 47,757	3.8%
Straight-line adjustment (2)	(564)	(571)
Total Same Store	$ 49,001	$ 47,186	3.8%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

DEVELOPMENT (Dollars in thousands)

		Current	Estimated
	Total	Estimated	Cost	Cost
EXPENDITURES	Units	Cost	per Unit	to Date
Brier Creek Phase II, Raleigh, NC	200	$23,952	$120	$21,696
St. Augustine Phase II, Jacksonville, FL	124	13,043	105	703
Copper Ridge Phase I, Dallas, TX	216	19,222	89	2,161
Total development	540	$56,217	$104	$24,560

	Construction		Initial		Actual Units
FORECASTED TIMELINE	Start	Finish	Occupancy	Stabilization	Completed	Leased
Brier Creek Phase II, Raleigh, NC	2Q 2006	4Q 2007	2Q 2007	2Q 2008	118	78
St. Augustine Phase II, Jacksonville, FL	3Q 2007	3Q 2008	2Q 2008	4Q 2008	-	-
Copper Ridge Phase I, Dallas, TX	3Q 2007	4Q 2008	2Q 2008	2Q 2009	-	-

OPERATING RESULTS (Dollars and shares in thousands except per share data)

	Three Months
	Ended	Trailing
	June 30, 2007	4 Quarters
Net income	$9,118	$30,369
Depreciation	21,108	83,231
Interest expense	16,034	63,829
Loss on debt extinguishment	52	52
Amortization of deferred financing costs	574	2,182
Net gain on insurance and other settlement proceeds	(332)	(701)
Gain on sale of non-depreciable assets	(226)	(276)
Gain on dispositions within unconsolidated entities	-	(5,387)
Gain on sale of discontinued operations	(3,443)	(3,443)
EBITDA	$42,885	$169,856

	Three Months Ended June 30,
	2007	2006
EBITDA/Debt Service	2.55x	2.53x
Fixed Charge Coverage (3)	2.20x	2.15x
Total Debt as % of Gross Real Estate Assets	53%	54%

(3) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

DEBT AS OF JUNE 30, 2007
Dollars in thousands
		Average Years
	Principal	to Contract	Average
	Balance	Maturity	Rate

Conventional - Fixed Rate or Swapped (1) (2)	$853,155	4.3	5.6%
Tax-free - Fixed Rate or Swapped (1)	73,355	4.5	4.3%
Conventional - Variable Rate	216,179	5.3	5.9%
Tax-free - Variable Rate	10,855	12.9	4.7%
Conventional - Variable Rate - Capped (3)	17,936	2.4	5.9%
Tax-free - Variable Rate - Capped (3)	24,090	2.4	4.6%
Total Debt Outstanding	$1,195,570	4.6	5.5%

(1) Maturities on existing swapped balances are calculated using the life of the underlying variable debt.
(2) Includes a $25 million future swap entered into during the second quarter.
(3) As the capped rates of 6.0% and 6.5% have not been reached, the average rate represents the rate on the underlying variable debt.

FIXED RATE MATURITIES

	Balance	Rate

Remainder of 2007	$42,800	5.7%
2008	185,126	6.1%
2009	100,230	6.5%
2010	98,365	5.5%
2011	133,000	5.3%
2012	125,000	5.2%
2013	125,000	5.3%
2014	74,864	6.4%
Thereafter	42,125	6.4%
Total	$926,510	5.7%

OTHER DATA

PER SHARE DATA	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Dividend paid per common share	$0.605	$0.595	$1.210	$1.190

DIVIDEND INFORMATION (latest declaration)
	Payment	Payment	Record
	per Share	Date	Date
Common Dividend - quarterly	$0.6050	7/31/2007	7/16/2007
Preferred Series F - monthly	$0.1927	8/15/2007	8/1/2007
Preferred Series H - quarterly	$0.51875	6/23/2007	6/13/2007

PREFERRED STOCK		Number of	Liquidation	Earliest
		Shares Issued	Preference	Optional
		and Outstanding	per Share	Call Date
9 1/4% Series F Cumulative Redeemable Preferred Stock		474,500	$25.00	10/16/2007
8.30% Series H Cumulative Redeemable Preferred Stock		6,200,000	$25.00	8/11/2008